Filed under Rule 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

Mid Cap Value Portfolio

(the “Portfolio”)

Supplement dated January 12, 2017, to the

Prospectus dated July 29, 2016, as amended to date

On December 1, 2016, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a new Subadvisory Agreement, between SunAmerica Asset Management, LLC (“SunAmerica”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the Portfolio. T. Rowe Price will replace Goldman Sachs Asset Management, L.P. (“GSAM”) as a subadviser to a portion of the Portfolio. It is currently anticipated these changes will become effective on or about February 6, 2017 (the “Effective Date”).

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on January 31, 2017, will receive a notice explaining how to access an information statement that contains additional information you should know about the new Subadvisory Agreement.

On the Effective Date, the following changes to the Prospectus will become effective:

In the section entitled “Portfolio Summary: Mid Cap Value Portfolio – Performance Information,” the second paragraph is deleted in its entirety and replaced with the following:

Effective October 24, 2014, Massachusetts Financial Services Company (“MFS”) assumed management of a portion of the Portfolio, which was previously managed by Lord Abbett & Co. LLC. Effective December 1, 2009, SAAMCo assumed management of the passively-managed portion of the Portfolio, which portion was previously managed by AIG Global Investment Corp. Effective February 6, 2017, T. Rowe Price Associates, Inc. (“T. Rowe Price”) assumed management of a portion of the Portfolio, which was previously managed by Goldman Sachs Asset Management, L.P.

The section entitled “Portfolio Summary: Mid Cap Value Portfolio – Investment Adviser,” and the table captioned “Portfolio Managers,” are deleted in their entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by T. Rowe Price and MFS. SAAMCo passively manages a portion of the Portfolio. The portfolio managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
SAAMCo
Timothy Campion	2012	Lead Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

T. Rowe Price
David Wallack	2017	Vice President and Portfolio Manager

MFS
Kevin J. Schmitz	2014	Investment Officer
Brooks A. Taylor	2014	Investment Officer

In the section entitled “Management – Information about the Subadvisers,” all reference to GSAM as a subadviser to the Portfolio is deleted its entirety. In addition, the following is inserted after the second full paragraph on page 115 of the Prospectus:

A portion of the Mid Cap Value Portfolio is managed by David J. Wallack. Mr. Wallack is lead portfolio manager for T. Rowe Price’s US Mid-Cap Value Equity Strategy and a vice president of T. Rowe Price Group, Inc. Mr. Wallack has been in these roles since 2001. He also serves on the Investment Advisory Committee for the firm’s Global Natural Resources Equity Strategy.

Capitalized terms used herein but not defined have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version:    Combined Master

Filed under Rule 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

Mid Cap Value Portfolio

(the “Portfolio”)

Supplement dated January 12, 2017 to the Statement of Additional Information (“SAI”)

dated July 29, 2016, as supplemented and amended to date

It is currently anticipated these changes will become effective on or about February 6, 2017 (the “Effective Date”).

In the section entitled “SUPPLEMENTAL GLOSSARY” on page 30 the second paragraph under “Short Sales” is replaced in its entirety with the following:

Money Market Securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit. Pursuant to the 1940 Act and rules promulgated thereunder and/or a SEC exemptive order: (i) Janus Capital Management LLC (“Janus”) may invest idle cash of the Growth component of each Multi-Managed Seasons Portfolio and its portion of the Large Cap Growth and International Equity Portfolios in affiliated or non-affiliated money market funds and other funds managed by Janus, whether registered or unregistered entities; and (ii) T. Rowe Price Associates, Inc. (“T. Rowe Price”) may invest idle cash of the Stock Portfolio and its portion of the Large Cap Value, International Equity, Mid Cap Growth and Mid Cap Value Portfolios in certain money market funds that it manages.

In the table under the section entitled “SUBADVISORY AGREEMENTS” on page 58, the reference to Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to Portfolio is deleted and replaced with T. Rowe Price.

In the table under the section entitled “PORTFOLIO MANAGERS – Other Client Accounts,” the information for GSAM is deleted in its entirety with respect to the Portfolio and replaced with the following disclosure for T. Rowe Price:

Portfolio	Advisers/ Subadviser	Portfolio Managers	Other Accounts*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)
Mid Cap Value Portfolio	T. Rowe Price	David J. Wallack	3	$14,928.3	1	$1,430.8	1	$20.8

*	Information is provided as of November 30, 2016.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.